MERIDIAN FUND
                                                 July 24, 1997

To Our Shareholders:

The Meridian Fund's net asset value per share at June 30, 1997 was $33.20. This represents a total return of 13.9% for the fiscal year ended June 30, 1997 and 10.4% for the calendar year to date. The Fund's total return and average compound rate of return since inception, August 1, 1984, were 525.6% and 15.3%, respectively. The Fund's ten year total return and ten year average compound rate of return were 273.8% and 14.1%, respectively. The Fund's net assets at the close of the quarter were invested 21.6% in cash and other assets less liabilities and 78.4% in stocks. Total net assets were $353,028,973 and there were 11,904 shareholders.

Stocks posted a major gain during the quarter ending June 30, reflecting favorable economic conditions. The S&P 500 gained 16.9 percent, the NASDAQ 18.0 percent and the Russell 2000 15.7 percent. Large capitalization companies continue to outperform their smaller counterparts. Year to date, the S&P 500 is ahead 19.5 percent, the NASDAQ 11.7 percent and the Russell 2000 9.3 percent. This is the tenth consecutive quarterly advance for the S&P 500. The last decline took place during the fourth quarter of 1994 and was less than one percent. The Dow Jones Bond Index advanced modestly as interest rates declined. The five-year government bond yield dropped from 6.8 percent to 6.4 percent during the quarter.

It is hard to imagine a more favorable economic backdrop for stocks. Economic growth moderated to approximately two percent during the second quarter while interest rates declined and inflation slowed to an annual rate of about two percent. The economic cycle is in its seventh year, but consumer confidence remains high, unemployment is low, corporate profits are growing, stock prices are at record levels and leading economic indicators portend more growth ahead. Labor markets are tight, but otherwise, there are no major storm clouds on the economic horizon. Things can change quickly, but we expect continued growth through the first half of 1998.

We believe that stock prices reflect the favorable economic conditions described above. The price earnings ratio, price to book and dividend yield for the S&P 500, the primary measures of valuation, are all near or at the high end of their historical range. The stock prices of such excellent companies as Microsoft, Coca Cola, General Electric, Gillette, etc., in our opinion, more than adequately reflect their respective growth prospects. The valuations on small companies are relatively better if we compare their expected growth rates to those of the large S&P 500 type of company. However, they are not cheap by historical measures. This makes it difficult for us to achieve our goal of being fully invested in smaller and medium-sized growth stocks at this time. Our cash and cash equivalents position remains at approximately twenty-one percent of net assets.

We purchased shares in Showbiz Pizza Time, CarMax Group and added to our position in Cracker Barrel Old Country Stores during the quarter. We sold our position in British Sky Broadcasting while VeriFone, Vivra and Belden & Blake were acquired by other companies at a substantial profit.

We purchased shares of Black Box Corporation earlier this year. Black Box is a leading direct marketer of networking equipment in the U.S. and internationally. The networking industry is large and will experience significant growth for many years to come, especially internationally. The company offers over seven thousand items through its catalog, published biannually. Many of the products are sold under the Black Box label. Management backs its product line with an excellent technical service and support team. This formula has led to consistent growth and has resulted in excellent financial characteristics. Fifty percent of the company's business comes from abroad and is growing rapidly. The shares sell at approximately eighteen times estimated earnings. We believe that this well-managed company represents a low-risk way to invest in the rapidly growing and changing networking industry.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,
                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

SCHEDULE OF INVESTMENTS
JUNE 30, 1997
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
     COMMON STOCK - 78.4%
       BANKING AND FINANCE - 2.1%
          Pacific Century Financial Corp.*.....................  160,000       $7,400,000
       CELLULAR COMMUNICATIONS - 4.6%
          AirTouch Communications, Inc. .......................  358,000        9,800,250
          Vanguard Cellular Systems, Inc. - Class A............  470,000        6,403,750
       CONSUMER PRODUCTS - 3.6%
          Circuit City Stores, Inc. - CarMax Group.............  242,000        3,463,625
          Nu Skin Asia Pacific, Inc. ..........................  265,000        7,022,500
          The York Group, Inc.*................................  114,700        2,150,625
       CONSUMER SERVICES - 7.3%
          Service Corp. International*.........................  315,000       10,355,625
          Sotheby's Holdings, Inc. - Class A*..................  430,000        7,256,250
          Stewart Enterprises, Inc. - Class A*.................  190,000        7,980,000
       ENERGY - 4.1%
          Lomak Petroleum, Inc.*...............................  367,100        6,538,969
          Marine Drilling Companies, Inc. .....................  395,000        7,751,875
       HEALTH SERVICES - 9.7%
          American HomePatient, Inc. ..........................  152,400        3,810,000
          Beverly Enterprises, Inc. ...........................  475,500        7,726,875
          Health Management Associates, Inc. - Class A.........  380,000       10,830,000
          Quorum Health Group, Inc. ...........................  330,000       11,797,500
       INDUSTRIAL SERVICES - 5.8%
          Expeditors International of Washington, Inc.*........  150,900        4,281,788
          Paychex, Inc.*.......................................  228,750        8,692,500
          United Waste Systems, Inc. ..........................  187,000        7,667,000
       REAL ESTATE INVESTMENT TRUSTS - 12.1%
          Arden Realty Group, Inc.*............................  350,000        9,100,000
          Equity Residential Properties Trust*.................  155,000        7,362,500
          Kilroy Realty Corporation*...........................  267,000        6,741,750
          Oasis Residential, Inc.*.............................  270,000        6,345,000
          Spieker Properties, Inc.*............................  180,000        6,333,750
          The Town and Country Trust*..........................  455,000        6,995,625

    The accompanying notes are an integral part of the financial statements

SCHEDULE OF INVESTMENTS
JUNE 30, 1997
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
       RESTAURANTS - 3.9%
          Cracker Barrel Old Country Store, Inc.*..............  253,600       $6,720,400
          Showbiz Pizza Time, Inc. ............................  270,000        7,121,250
       RETAIL - 17.1%
          Bed, Bath and Beyond, Inc. ..........................  275,000        8,353,125
          Family Dollar Stores, Inc.*..........................  295,000        8,038,750
          Heilig-Meyers Company*...............................  354,600        6,959,025
          Kohl's Corporation...................................  225,000       11,910,938
          Mac Frugals Bargains * Closeouts Inc. ...............  340,200        9,270,450
          Mazel Stores, Inc. ..................................   82,000        1,435,000
          The Gymboree Corporation.............................  255,000        6,120,000
          Value City Department Stores, Inc. ..................  400,000        3,250,000
          Williams-Sonoma, Inc. ...............................  120,000        5,130,000
       TECHNOLOGY - 8.1%
          Black Box Corporation................................  124,100        4,995,025
          Molex Inc. - Class A*................................  243,750        8,500,781
          National Data Corp.*.................................  185,000        8,012,812
          Xilinx, Inc. ........................................  145,000        7,114,062
                                                                              -----------
       TOTAL COMMON STOCK
       (Identified cost $207,191,201)..........................               276,739,375
                                                                              -----------
     U.S. GOVERNMENT OBLIGATIONS (Identified cost $64,981,861) - 18.4%
       U.S. Treasury Bills @ 5.217% due 07/03/97 (par value
          $65,000,000)..................................................       64,981,861
                                                                              -----------
       TOTAL INVESTMENTS
       (Identified Cost $272,173,062) - 96.8%...........................      341,721,236
                                                                              -----------
     CASH AND OTHER ASSETS LESS LIABILITIES - 3.2%......................       11,307,737
                                                                              -----------
     NET ASSETS - 100%..................................................     $353,028,973
                                                                              ===========
     Shares of capital stock outstanding................................       10,634,038
                                                                              ===========
     Net asset value per share..........................................           $33.20
                                                                              ===========

      *income producing

    The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
================================================================================

     ASSETS
       Investments (Cost $272,173,062)....................................   $341,721,236
       Cash and cash equivalents..........................................      9,348,728
       Receivables for:
          Securities sold.................................................      2,741,090
          Dividends.......................................................        323,994
          Interest........................................................         95,717
          Sales of capital stock..........................................         28,036
       Prepaid expenses...................................................          3,970
                                                                             ------------
          TOTAL ASSETS....................................................    354,262,771
                                                                             ------------

     LIABILITIES
       Payables for:
          Securities purchased............................................        533,026
          Capital stock repurchased.......................................        384,655
       Accrued expenses...................................................        316,117
                                                                             ------------
          TOTAL LIABILITIES...............................................      1,233,798
                                                                             ------------
     NET ASSETS...........................................................   $353,028,973
                                                                             ============
     Shares of capital stock outstanding, par value $.01 (25,000,000
       shares authorized).................................................     10,634,038
                                                                             ============
     Net asset value per share (offering and redemption price)............         $33.20
                                                                             ============
     Net assets consist of:
       Paid in capital....................................................   $244,552,579
       Accumulated net realized gain......................................     37,025,804
       Net unrealized appreciation on investments.........................     69,548,174
       Undistributed net investment income................................      1,902,416
                                                                             ------------
                                                                             $353,028,973
                                                                             ============

    The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

     INVESTMENT INCOME
       Dividends............................................    $3,492,892
       Interest.............................................     4,591,814
                                                               -----------
            Total investment income.........................                    $8,084,706
                                                                               -----------
     EXPENSES
       Investment advisory fees.............................     2,897,147
       Transfer agent fees..................................       296,325
       Pricing fees.........................................        72,624
       Reports to shareholders..............................        69,758
       Custodian fees.......................................        63,875
       Registration and filing fees.........................        60,966
       Miscellaneous expenses...............................        36,234
       Professional fees....................................        27,690
       Directors' fees and expenses.........................         6,858
                                                               -----------
            Total expenses..................................                     3,531,477
                                                                               -----------
            Net investment income...........................                     4,553,229
                                                                               -----------
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.....................    45,845,696
       Proceeds from Litigation.............................        29,948
       Net decrease in unrealized appreciation on
          investments.......................................    (3,443,339)
                                                               -----------
       Net realized and unrealized gains on investments.....                    42,432,305
                                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $46,985,534
                                                                               ===========

    The accompanying notes are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                               Year Ended      Year Ended
                                                              June 30, 1997   June 30, 1996
                                                              -------------   -------------
     OPERATIONS
     Net investment income.................................      $4,553,229     $3,658,897
     Net realized gain on investments......................      45,875,644     36,920,382
     Net (decrease) increase in unrealized appreciation of
       investments.........................................      (3,443,339)     9,588,487
                                                              -------------   ------------
       Net increase from operations........................      46,985,534     70,167,766
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income..................      (4,397,755)    (3,746,716)
     Distributions from net realized capital gains.........     (33,151,636)    (6,610,825)
                                                              -------------   ------------
       Total distributions.................................     (37,549,391)   (10,357,541)
                                                              -------------   ------------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock...........................      52,295,893     82,130,543
     Reinvestment of distributions.........................      35,325,932      9,581,641
     Less: redemptions.....................................    (128,116,015)   (95,588,642)
                                                              -------------   ------------
       Decrease resulting from capital share
          transactions.....................................     (40,494,190)    (3,876,458)
                                                              -------------   ------------
     Total (decrease) increase in net assets...............     (31,058,047)    55,933,767
     NET ASSETS
     Beginning of year.....................................     384,087,020    328,153,253
                                                              -------------   ------------
     End of year (includes undistributed net investment
       income of $1,902,416 and $1,746,942, respectively)..    $353,028,973   $384,087,020
                                                              =============   ============

    The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                                             For the fiscal year ended June 30,
                            -----------------------------------------------------------------------------------------------------
                              1997       1996       1995       1994      1993      1992      1991      1990      1989      1988
                            --------   --------   --------   --------   -------   -------   -------   -------   -------   -------
    Net Asset
     Value -- Beginning of
     year.................    $32.21     $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29
                            --------   --------   --------    -------   -------   -------   -------   -------   -------   -------
    Income from Investment
    Operations
    ----------------------
    Net Investment Income
     (loss)...............       .40        .30        .27        .09      (.01)      .07       .20       .06       .41      (.11)
    Net Gains (Losses) on
     Securities (both
     realized and
     unrealized)..........      3.71       5.47       3.63        .76      5.51      3.45       .49      2.84      1.87      (.29)
                            --------   --------   --------    -------   -------   -------   -------   -------   -------   -------
    Total From Investment
     Operations...........      4.11       5.77       3.90        .85      5.50      3.52       .69      2.90      2.28      (.40)
                            --------   --------   --------    -------   -------   -------   -------   -------   -------   -------
    Less Dividends and
     Distributions
    ----------------------
    Dividends from net
     investment income....     (0.36)      (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)      .00      (.02)
    Distributions from net
     realized capital
     gains................     (2.76)      (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)      .00     (1.22)
                            --------   --------   --------    -------   -------   -------   -------   -------   -------   -------
    Total Dividends and
     Distributions........     (3.12)      (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)      .00     (1.24)
                            --------   --------   --------    -------   -------   -------   -------   -------   -------   -------
    Net Asset Value -- End
     of Period............    $33.20     $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71    $15.93    $13.65
                            ========   ========   ========    =======   =======   =======   =======   =======   =======   =======
    Total Return..........    13.92%     21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%   16.70% *   (2.99%)*
                            ========   ========   ========    =======   =======   =======   =======   =======   =======   =======
    Ratios/Supplemental
     Data
    -------------------
    Net Assets, End of
     Period (in
     thousands)...........  $353,029   $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058    $9,598   $10,706
    Ratio of Expenses to
     Average Net Assets...     0.96%      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%     2.01%+    1.85%+
    Ratio of Net
     Investment Income
     (Loss) to Average Net
     Assets...............     1.23%      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%     2.83%+    (.59%)+
    Portfolio Turnover
     Rate.................       37%        34%        29%        43%       61%       61%       85%       66%       62%       58%
    Average Commission
     Paid per Share.......   $0.0595(+)  $0.0588(+)       --       --        --        --        --        --        --        --
*     The total returns would have been lower had certain expenses not been reduced during the periods shown.
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended June 30, 1988 and 1989 would have been 1.86% and 2.19%, respectively, and the ratio of net investment income (loss) to average net assets would have been (.60%) and 2.63%, respectively.
(+)   A fund is required to disclose its average commission rate per share for security trades on which commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
      This rate generally does not reflect markups, markdowns, or spreads on shares traded on a principle basis, if any. This disclosure is required by the SEC and was effective beginning in 1996.

    The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $272,173,062, the aggregate gross unrealized appreciation is $75,233,526 and the aggregate gross unrealized depreciation is $5,685,352 resulting in net unrealized appreciation of $69,548,174.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net

FOR THE YEAR ENDED JUNE 30, 1997
================================================================================

   g. (continued) realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1996 through October 31, 1997. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended June 30, 1997 and June 30, 1996, were as follows:

                                                                1997           1996
                                                             ----------     ----------
      Shares sold                                             1,670,786      2,717,761
      Shares issued on reinvestment of distributions          1,166,006        322,055
                                                             ----------     ----------
                                                              2,836,792      3,039,816
      Shares redeemed                                        (4,126,984)    (3,138,480)
                                                             ----------     ----------
      Net decrease                                           (1,290,192)       (98,664)
                                                             ==========     ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1997 was $2,000.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1997 were $102,167,928 and $160,466,821, respectively. The cost of short-term obligations purchased and the proceeds from sales of short-term obligations, for the year ended June 30, 1997 were $326,044,734 and $349,935,383, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Board of Directors and Shareholders of Meridian Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
July 25, 1997

                                                     MERIDIAN FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                               FPS SERVICES, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California

                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                  JUNE 30, 1997

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